Exhibit 10.7

Fourth Amendment to Research and Development Agreement

This Fourth Amendment to Research and Development Agreement (this “Fourth Amendment”) is made as of March __, 2019 and effective on October 5, 2018 (the “Fourth Amendment Effective Date”), by and among THE UNIVERSITY OF TEXAS M. D. ANDERSON CANCER CENTER (“UTMDACC”), a member institution of THE UNIVERSITY OF TEXAS SYSTEM (“SYSTEM”), ZIOPHARM ONCOLOGY, INC., a Delaware corporation (“ZIOPHARM”), and PRECIGEN, INC. (“PRECIGEN”) (as assignee of INTREXON CORPORATION (“INTREXON”)).

WHEREAS, UTMDACC, ZIOPHARM and PRECIGEN are parties to that certain Research and Development Agreement, dated August 17, 2015, as previously amended (the “MDACC Research Agreement”); and

WHEREAS, ZIOPHARM, INTREXON, and PRECIGEN entered into that certain Exclusive License Agreement, dated October 5, 2018 (the “Exclusive License Agreement”), and Section 3.2(a) of the Exclusive License Agreement requires PRECIGEN and INTREXON to use diligent good faith efforts to amend the MDACC Research Agreement or otherwise make such arrangements as are reasonably necessary to ensure that the full benefit of all future contractual rights under the MDACC Research Agreement vest in ZIOPHARM and to secure future rights for ZIOPHARM equivalent to those it would enjoy from having the MDACC Research Agreement assigned to it as of the Effective Date of the Exclusive License Agreement; and

WHEREAS, UTMDACC, ZIOPHARM and PRECIGEN now wish to amend the MDACC Research Agreement pursuant to Section 3.2(a) of the Exclusive License Agreement such that future rights accrue to ZIOPHARM.

NOW, THEREFORE, in consideration of the foregoing premises and of other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as of the Fourth Amendment Effective Date as follows:

1. The last sentence of the introductory paragraph is hereby deleted and replaced with the following:

ZIOPHARM is referenced herein as the “LICENSEE” for rights accruing on and after October 5, 2018 under the MDACC Research Agreement as amended and with exceptions as below. Notwithstanding the forgoing, nothing in this Fourth Amendment alters the rights between the parties with respect to the Exclusive License Agreement that accrued prior to the Fourth Amendment Effective Date.

2. The first sentence of Sections 3.1(B)(2) of the MDACC Research Agreement is hereby replaced with the following:

(2) ZIOPHARM shall have two (2) members of the JSC and UTMDACC shall have one (1) member.

3. Notwithstanding the amendments herein, the “LICENSEE” in Section 3.5 of the MDACC Research Agreement shall refer to (a) “PRECIGEN” with respect to STUDY DATA (including JOINT STUDY DATA) generated during or from the CD33 CAR CLINICAL TRIAL; (b) “PRECIGEN” and “ZIOPHARM” with respect to STUDY DATA (including JOINT STUDY DATA) and STUDY SPECIMENS generated under any research study performed in furtherance of a RESEARCH PROGRAM prior to the Fourth Amendment Effective Date, including but not limited to Sleeping Beauty transposon/transposase system (but excluding the CD33 CAR CLINICAL TRIAL); and (c) “ZIOPHARM” with respect to STUDY DATA (including JOINT STUDY DATA) and STUDY SPECIMENS generated under any research study performed in furtherance of a RESEARCH PROGRAM on or after the Fourth Amendment Effective Date (but excluding the CD33 CAR CLINICAL TRIAL).

4. Section 6.1 of the MDACC Research Agreement is hereby replaced with the following:

6.1 OWNERSHIP OF INVENTIONS. All discoveries and inventions, whether or not patentable, that are conceived or reduced to practice in the performance of any of the DEVELOPMENT PLANS under this AGREEMENT, together with all intellectual property rights therein, shall be deemed “INVENTIONS.” UTMDACC shall solely own all INVENTIONS solely made by employees, other agents and consultants of UTMDACC (the “UTMDACC PERSONNEL”), other than any STUDY-PRODUCT INVENTIONS. PRECIGEN shall solely own all INVENTIONS solely made by employees, other agents and consultants of either or both PRECIGEN AND ZIOPHARM, that are conceived or reduced to practice prior to the Fourth Amendment Effective Date, and all STUDY-PRODUCT INVENTIONS related to or arising from CD33 CAR clinical trial regardless of the inventorship (the “LICENSEE PERSONNEL”). ZIOPHARM shall solely own all INVENTIONS solely made by employees, other agents and consultants of ZIOPHARM, that are conceived or reduced to practice on or after the Fourth Amendment Effective Date; regardless of the inventorship and all other STUDY-PRODUCT INVENTIONS. For clarity, any VISITING SCIENTIST shall be deemed an employee of LICENSEE and not UTMDACC for the purpose of determining the inventorship and ownership of any INVENTIONS. UTMDACC and PRECIGEN shall jointly own all INVENTIONS made jointly by LICENSEE PERSONNEL and UTMDACC PERSONNEL prior to the Fourth Amendment Effective Date other than any STUDY PRODUCT INVENTIONS and UTMDACC and ZIOPHARM shall jointly own all INVENTIONS made jointly by LICENSEE PERSONNEL and UTMDACC PERSONNEL on or after the Fourth Amendment Effective Date other than any STUDY PRODUCT INVENTIONS, with each of UTMDACC on the one hand and PRECIGEN and ZIOPHARM, respectively, on the other hand owning an undivided interest in and to such joint INVENTIONS, with the right to practice and exploit such INVENTIONS without the duty of accounting or seeking consent from the other. Notwithstanding anything to the contrary in this Agreement, LICENSEE shall at all times retain all rights and interest in the LICENSEE MATERIALS. “STUDY PRODUCT INVENTIONS” means all INVENTIONS made by a party or the parties jointly in the course of the conduct of any CLINICAL TRIAL and that related to the composition or formulation of, or the method of making, using or administering or studying, a STUDY PRODUCT.

5. Sections 6.2-6.7 of the MDACC Research Agreement are subject to Section 6.1 of the MDACC Research Agreement as amended herein and all references to “PRECIGEN” within Sections 6.2-6.7 are hereby either retained or replaced with “ZIOPHARM,” subject to the ownership provisions in Section 6.1 as amended herein.

6. Section 17.4 of the MDACC Research Agreement is hereby replaced with the following:

17.4 LICENSEE ACTIONS. In the event this AGREEMENT calls for the decisions, consent, or approval or other action of the LICENSEE, such action shall be taken by ZIOPHARM, unless such decision, consent, or approval increases the obligations of PRECIGEN under this AGREEMENT or negatively effects any rights of PRECIGEN that have accrued prior to the Fourth Amendment Effective Date, in which case such action shall be taken in accordance with the consensus position of both PRECIGEN and ZIOPHARM, which position shall take into account the obligations of each party under the LICENSE AGREEMENT as well as any other contractual arrangements to which PRECIGEN and ZIOPHARM are party.

7. Section 17.8 of the MDACC Research Agreement is hereby replaced with the following:

17.8 AMENDMENTS. Amendments or changes to this AGREEMENT shall be valid and binding only if in writing and signed by duly authorized representatives of LICENSEE and UTMDACC, provided, however, that no amendment or change to this AGREEMENT may increase the obligations of PRECIGEN under this AGREEMENT or effect any rights of PRECIGEN that have accrued prior to the Fourth Amendment Effective Date without PRECIGEN’s prior written consent. For clarity, LICENSEE and UTMDACC may elect to terminate this AGREEMENT without the prior written consent of PRECIGEN.

8. AMENDMENT #1 to RESEARCH AND DEVELOPMENT AGREEMENT (“AMENDMENT #1”) is hereby replaced with the following:

Notwithstanding Sections 6.1 and 6.3 of the AGREEMENT, for any NEW RESEARCH PROGRAM wholly funded by ZIOPHARM on or after the Fourth Amendment Effective Date, ZIOPHARM shall solely own all INVENTIONS solely or jointly made by employees, other agents and consultants of UTMDACC that are conceived or reduced to practice in the performance of any of the attached Research Work Plan(s). All such INVENTIONS are hereby assigned to ZIOPHARM. For any NEW RESEARCH PROGRAM that is not wholly funded by ZIOPHARM, Sections 6.1 and 6.3 shall remain in effect with respect to such NEW RESEARCH PROGRAM. Each Research Work Plan will identify the specific ownership rights of the parties in INVENTIONS as set forth in this AMENDMENT #1.

9. This Fourth Amendment amends the terms of the MDACC Research Agreement and Amendment #1 as expressly provided above, and the MDACC Research Agreement, as so amended and including all of its other terms and provisions that are not amended, remains in full force and effect. For clarity, this Fourth Amendment does not affect any rights or obligations of any party under the MDACC Research Agreement that have accrued before the Fourth Amendment Effective Date. Notwithstanding anything to the contrary, ZIOPHARM shall release PRECIGEN from any and all duties, claims, obligations and liabilities under the

MDACC Research Agreement that accrue on or after the Fourth Amendment Effective Date (other than with respect to any duties, claims, obligations and liabilities associated with any rights retained by PRECIGEN under this MDACC Research Agreement).

10. Capitalized terms used but not defined herein shall have the meanings set forth in the MDACC Research Agreement. The validity, performance, construction, and effect of this Fourth Amendment shall be governed by and construed under the substantive laws of the State of New York, without regard to conflicts of law rules that would cause the application of the laws of another jurisdiction. This Fourth Amendment may be executed in counterparts, all of which taken together shall be regarded as one and the same instrument.

{Signature page follows}

IN WITNESS WHEREOF, the parties have caused this Fourth Amendment to be duly executed by their respective authorized officers as of the date first above written.

The University of Texas
M.D. Anderson Cancer Center

By:	/s/ Ben Melson

Name:	Bel Melson
Title:	SVP, CFO

Ziopharm Oncology, Inc.

By:	/s/ Robert Hadfield

Name:	Robert Hadfield
Title:	EVP, General Counsel, CCO

Precigen, Inc.

By:	/s/ Don Lehr

Name:	Don Lehr
Title:	Vice President and Director